Offsetting financial assets and financial liabilities - Financial Assets and Liabilities Subject to Offsetting, Enforceable Master Netting Arrangements and Similar Agreements (Parenthetical) (Detail) - CAD ($)
$ in Billions
	Oct. 31, 2025	Oct. 31, 2024
Disclosure of offsetting of financial liabilities [line items]
Financial cash collateral received	$ 16	$ 14
Financial non-cash collateral received	312	352
Financial cash collateral pledged	19	14
Financial non-cash collateral pledged	$ 292	$ 307